UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.         )

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

NEXGEL, INC.

(Name of Registrant As Specified In Its Charter)

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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEXGEL, INC.

2150 Cabot Boulevard West, Suite B

Langhorne, PA 19067

215-702-8550

NOTICE OF ACTION TAKEN BY

WRITTEN CONSENT OF A MAJORITY OF STOCKHOLDERS WITHOUT A MEETING

Dear Stockholder:

The accompanying Information Statement is furnished to inform holders of shares of common stock, par value $0.001 per share (“Common Stock”), of NEXGEL, Inc. (the “Company”, “our”, “we” or “us”) that our board of directors and the holders of a majority of the outstanding shares of our Common Stock have approved an amendment to our Amended and Restated Certificate of Incorporation which will decrease the number of authorized shares of Common Stock from 3,000,000,000 shares of Common Stock to 750,000,000 shares of Common Stock (the “Decreased Authorized Shares Amendment”);

Under Section 228(a) of the Delaware General Corporation Law (“DGCL”) and our Amended and Restated Certificate of Incorporation, stockholder action may be taken by written consent without a meeting of stockholders. By written consent without a meeting effective June 22, 2021, the holders of a majority of the outstanding shares of our Common Stock equal to 57,327,036 shares of our Common Stock, and therefore 54.98% of the 104,277,112 shares of our Common Stock outstanding as of our record date of June 22, 2021, approved the foregoing Decreased Authorized Shares Amendment.

The table below sets forth the information regarding the stockholders who voted for the resolutions:

Name of Stockholder	Number of Shares of Common Stock that Voted in Favor of the Resolutions	Percentage of Common Stock that Voted in Favor of the Resolutions(1)
Nachum Stein	15,692,501	15.05%
Adam Levy	8,866,779	8.50%
Aquamen Partners LLC(2)	7,142,857	6.85%
Bezalel Partners LLC(3)	6,250,000	5.99%
Esther Friedman	6,250,000	5.99%
Brendan Schneck	5,000,000	4.80%
John Lorentzen	4,166,667	4.00%
Richard Myers	3,958,232	3.80%
Total	57,327,036	54.98%

(1)  Applicable percentage ownership is based on 104,277,112 shares of Common Stock outstanding as of the record date of June 22, 2021.

(2)  Joseph Stevens has sole voting and dispositive power over the securities held by Aquamen Partners LLC. Mr. Levy, the Company’s Chief Executive Officer, holds a twenty percent equity interest in Aquamen Partners but does not have voting or dispositive control and disclaims beneficial ownership of these securities. The address for the Aquamen Partners is 321 W. 29th Street, Apt C, New York, NY 10001.

(3)  David Stefansky has sole voting and dispositive power over the securities held by Bezalel Partners LLC. Mr. Stefansky is a member of our Board of Directors. The address for Bezalel Partners is 265 East 66th Street, Apt 6D, New York, NY 10065.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER DELAWARE LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE STOCKHOLDER ACTION.

The accompanying Information Statement is being provided to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read the Information Statement carefully in its entirety including the information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors of NEXGEL, Inc.

/s/ Adam Levy Adam Levy Chief Executive Officer

NEXGEL, INC.

2150 Cabot Boulevard West, Suite B

Langhorne, PA 19067

215-702-8550

INFORMATION STATEMENT

July 12, 2021

We are required to deliver this Information Statement to holders of our Common Stock in order to provide notice that certain holders of a majority of the voting power of our outstanding Common Stock, without holding a meeting of stockholders at which all Company stockholders would be entitled to vote, have provided written consent to certain actions that would normally require such a meeting.

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL

PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Information Concerning the Action by Written Consent

This Information Statement is being mailed on or about July 12, 2021 to the holders of record at the close of business on June 22, 2021 of shares of common stock, par value $0.001 per share (the “Common Stock”), of NEXGEL, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”) pursuant to Rule 14c-2 of the Securities Exchange Act of 1934 (the “Exchange Act”, as amended, and pursuant to Section 228(a) of the Delaware General Corporation Law (“DGCL”). The purpose of this Information Statement is to inform our stockholders that by written consent without a meeting the holders of a majority of our Common Stock have approved an amendment to our Amended and Restated Certificate of Incorporation which will decrease the number of authorized shares of Common Stock from 3,000,000,000 shares of Common Stock to 750,000,000 shares of Common Stock (the “Decreased Authorized Shares Amendment”).

The written consent of the stockholders holding a majority of the voting power of the Company are sufficient to approve the foregoing Decreased Authorized Shares Amendment. Therefore, no proxies or consents were, or are, being solicited in connection with the amendments.

The proposed Certificate of Amendment for the Decreased Authorized Shares Amendment, attached hereto as Appendix A, will become effective when it has been accepted for filing by the Secretary of State of the State of Delaware. Such filing will not be effective for at least twenty (20) days after the Definitive Information Statement is filed with the Securities and Exchange Commission (the “SEC”) and first sent or given to our stockholders.

Expenses

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO ACTION IS REQUIRED

Other than the stockholder written consent described above, no other votes are necessary or required to effectuate the transactions described in this Information Statement.

Record Date

Our stockholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about July 12, 2021.

No Dissenters’ or Appraisal rights

The laws of the State of Delaware do not provide dissenters’ or appraisal rights to our stockholders in connection with any matter described in this Information Statement.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECREASE

AUTHORIZED SHARES OF COMMON STOCK TO 750,000,000

Our Amended and Restated Certificate of Incorporation currently authorize the Company to issue 3,005,000,000 shares of all classes of capital stock consisting of 3,000,000,000 shares of Common Stock, $0.001 par value, and 5,000,000 shares of preferred stock, $0.001 par value. As of the record date, 104,277,112 shares of Common Stock are outstanding and no shares of preferred stock are outstanding.

The Decreased Authorized Shares Amendment will reduce the total number of shares of Common Stock that the Company is authorized to issue from 3,000,000,000 to 750,000,000. The Decreased Authorized Shares Amendment will not have any effect on the rights of existing stockholders and the par value per share of Common Stock will remain $0.001. The Decreased Authorized Shares Amendment will not change the number of authorized shares of preferred stock.

The Certificate of Amendment provides that paragraph A of Article IV is deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 755,000,000, consisting of 750,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).

The Decreased Authorized Shares Amendment is anticipated to decrease the amount of annual franchise taxes that the Company is required to pay to the State of Delaware. An additional purpose of the Decreased Authorized Shares Amendment is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance.

The proposed Certificate of Amendment will become effective when it has been accepted for filing by the Secretary of State of the State of Delaware, which we expect to accomplish as soon as possible.

Reasons for the Decreased Authorized Shares Amendment

The Decreased Authorized Shares Amendment is anticipated to decrease the amount of annual franchise taxes that the Company is required to pay to the State of Delaware. An additional purpose of the Decreased Authorized Shares Amendment is to reduce the total number of shares that we are authorized to issue so that we do not have what some stockholders might view as an unreasonably high number of authorized shares of Common Stock that are unissued or reserved for issuance.

Effects of the Decreased Authorized Shares Amendment; Risks Associated with the Decreased Authorized Shares Amendment

The Decreased Authorized Shares Amendment will reduce the total number of shares of Common Stock that we are authorized to issue from 3,000,000,000 to 750,000,000. The Decreased Authorized Shares Amendment will not have any effect on the rights of existing stockholders and the par value per share of Common Stock will remain $0.001. The Decreased Authorized Shares Amendment will not have any impact on the total number of shares of preferred stock that the Company is authorized to issue, which will remain at 5,000,000 shares.

The decrease in the number of authorized shares of Common Stock would result in fewer shares of authorized but unissued Common Stock being available for future issuance for various purposes, including raising capital or making acquisitions. However, we currently expect that the amount of authorized but unissued shares of Common Stock available for future issuances following the Decreased Authorized Shares Amendment will be sufficient for our future needs.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our Common Stock as of June 22, 2021, the record date, by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of the Common Stock, (ii) each of the Company’s directors and named officers and (iii) all directors and officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and address(1)	Number of shares beneficially owned		Percentage of ownership (2)
5% stockholders
Aquamen Partners LLC (3)	7,142,857		6.9%
Esther Friedman (4)	6,250,000		6.0%
Directors and officers
Steven Glassman, Director	4,160,714	(5)	4.0%
David Stefansky, Director (6)	9,607,141	(7)	8.9%
Nachum Stein, Director	19,205,892	(8)	17.8%
Dr. Jerome Zeldis, Director	3,443,943	(9)	3.3%
Adam Levy, Chief Executive Officer	8,866,799		8.5%
Adam E. Drapczuk, Chief Financial Officer	0		0%
(All Directors and officers as a group 6 persons)	45,284,489		40.2%

(1)	Except as indicated, the address of the person named in the table is c/o NEXGEL, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, PA 19667.
(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after June 22, 2021, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock held by them. Applicable percentage ownership is based on 104,277,112 shares of the Common Stock outstanding as of June 22, 2021. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
(3)	Joseph Stevens has sole voting and dispositive power over the securities held by Aquamen Partners. Mr. Levy, the Company’s Chief Executive Officer, holds a twenty percent equity interest in Aquamen Partners but does not have voting or dispositive control and disclaims beneficial ownership of these securities. The address for the Aquamen Partners is 321 W. 29th Street, Apt C, New York, NY 10001.
(4)	Ms. Friedman is the spouse of David Stefansky, a member of the Company’s Board. Ms. Friedman disclaims beneficial ownership of all shares held by Mr. Stefansky and/or his related entities.
(5)	Consists of (i) 3,660,714 shares of Common Stock and (ii) options to purchase 500,000 shares of Common Stock which are currently exercisable.
(6)	Mr. Stefansky is the spouse of Esther Friedman, who owns 6,250,000 shares of the Company’s Common Stock and is listed in the table as a 5% stockholder. Ms. Stefansky disclaims beneficial ownership of all shares held by Ms. Friedman.
(7)	Consists of (i) 6,250,000 shares of Common Stock held through Bezalel Partners LLC, which is solely owned and managed by Mr. Stefansky and (ii) options to purchase 3,357,141 shares of Common Stock that are either exercisable or will become exercisable within 60 days of June 22, 2021.
(8)	Consists (i) 15,692,501 shares of Common Stock and (ii) options or warrants to purchase 3,513,391 shares of Common Stock that are either exercisable or will become exercisable within 60 days of June 22, 2021.
(9)	Consists of (i) 2,527,276 shares of Common Stock and (ii) options to purchase 916,667 shares of Common Stock which are currently exercisable or will become exercisable within 60 days of June 22, 2021.

Delivery of Documents to Security Holders Sharing an Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to the Company at 2150 Cabot Boulevard West, Suite B, Langhorne, PA 19067, Attention: Corporate Secretary, or by telephone at 215-702-8550. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

Interests of Certain Persons in Matters To Be Acted Upon

None.

Where You Can Find More Information

The Company files annual, quarterly, and current reports, proxy statements, and other information with the SEC. You may read and copy any reports, statements, or other information the Company files at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-732-0330 for further information on the public reference rooms. The Company’s filings with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

NEXGEL will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, within one business day of receipt of such request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests should be directed to NEXGEL, Inc. c/o Chief Financial Officer and Secretary at 2150 Cabot Boulevard West, Suite B, Langhorne, PA 19067 or via telephone at 215-702-8550.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors of NEXGEL, Inc.
/s/ Adam Levy Adam Levy Chief Executive Officer

APPENDIX A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NEXGEL, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1.       The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation to change the name of the Corporation to “NEXGEL, Inc.” and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2.       Upon this Certificate of Amendment becoming effective, paragraph A of Article IV is deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 755,000,000, consisting of 750,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).

3.       This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

4.       This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [__] day of July, 2021.

NEXGEL, INC.,
a Delaware corporation

By:
Name: Adam Levy
Title: Chief Executive Officer